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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                              _____________________

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 24, 2005

                              WYNN RESORTS, LIMITED
             (Exact Name of Registrant as Specified in its Charter)

          NEVADA                        000-50028                46-0484987
(State or Other Jurisdiction        (Commission File           (I.E. Employer
    of Incorporation)                    Number)             Identification No.)

      3131 LAS VEGAS BOULEVARD SOUTH
             LAS VEGAS, NEVADA                                      89109
  (Address of Principal Executive Offices)                        (Zip Code)

                                 (702) 770-7555
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01     OTHER EVENTS.

On March 24, 2005, the Registrant issued a press release, filed herewith as
Exhibit 99.1 and by this reference incorporated herein, announcing that the Nevada Gaming Commission had approved its applications to conduct casino gaming operations. The Nevada Gaming Commission's approval was the final regulatory gaming approval required prior to the Registrant commencing operations of its Wynn Las Vegas casino resort project.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

        (c)     Exhibits:

          Exhibit
          Number       Description
          ------       -----------

            99.1       Press release, dated March 24, 2005, of Wynn Resorts,
                       Limited.

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                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 25, 2005

                                                  Wynn Resorts, Limited


                                                  By: /s/ John Strzemp
                                                    ----------------------------
                                                      John Strzemp
                                                      Chief Financial Officer